FARMERS NATIONAL BANC CORP.

Q2 2026 Investor Presentation

NASDAQ: FMNB

Disclosure Statement

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the financial condition, results of operations, asset quality trends and profitability of Farmers National Banc Corp. ("Farmers"). Forward-looking statements are not historical facts but instead express only management's current expectations and forecasts of future events or long-term-goals, many of which, by their nature, are inherently uncertain and outside of Farmers' control. Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as "will," "would," "should," "could" or "may." Farmers' actual results and financial condition may differ, possibly materially, from those indicated in these forward-looking statements. Factors that could cause Farmers' actual results to differ materially from those described in the forward-looking statements include significant changes in near-term local, regional, and U.S. economic conditions including those resulting from continued high rates of inflation, tightening monetary policy of the Board of Governors of the Federal Reserve, U.S. and foreign country tariff policies, and possibility of a recession; and the other factors contained in Farmers' periodic reports and registration statements filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2025, and Quarterly Reports on Form 10-Q, which have been filed with the Securities and Exchange Commission and are available on Farmers' website (www.farmersbankgroup.com) and on the Securities and Exchange Commission's website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. Farmers undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include "Core Deposits" and "Tangible Common Equity ratio." Farmers believes that these non-GAAP financial measures provide both management and investors a more complete understanding of Farmers' deposit profile and capital. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of "Core Deposits" and "Tangible Common Equity ratio," this presentation may not be comparable to other similarly titled measures as calculated by other companies.

About Farmers National Banc Corp.

- $7.2 billion in banking assets
- $5.1 billion in wealth management assets under care
- $0.68 (4.7%) annualized dividend yield*
- Founded in 1887
- 174 consecutive quarters of profitability
- Strong and diverse franchise currently operating
- 83 banking locations throughout Ohio and Pennsylvania
- Growth plan focused on combining big bank capabilities with local bank service


LOCATIONS

*Stock data as of July 15, 2026

Local, Established & Experienced Leadership Team

Kevin Helmick (54) President & Chief Executive Officer	**Troy Adair** (60) Senior Executive Vice President, Chief Financial Officer	**Amber Wallace** (60) Senior Executive Vice President, Chief Retail/Marketing Officer	**Michael Matuszak** (58) Senior Executive Vice President, Chief Operating Officer	**Mark Wenick** (66) Senior Executive Vice President, Chief Wealth Management Officer
Todd Simko (47) Senior Executive Vice President, Chief Banking Officer	**Brian Jackson** (57) Executive Vice President, Chief Information Officer	**Michael Oberhaus** (51) Executive Vice President, Chief Risk Officer	**Mark Nicastro** (55) Executive Vice President, Chief Human Resources Officer	**Michael Lipke** (58) Senior Vice President, Chief Credit Officer

Training

- Farmers Academy
- In-house leadership/management training program
- Ohio Bankers League Bank Management School

Talent Acquisition

- Comprehensive recruitment program
- High percentage of referrals come from our employees
- Retention of key executives
  - Current executive team has been with the bank for over nine years

Robust Succession Planning

- Annual review
- Multi-layered approach focused on core competencies of position
  - Linked to annual performance appraisal and development plan
- Executive succession planning reviewed at holding company board level

Alignment with Shareholders

- Structure of STI and LTI programs encourages sound business practices and appropriate levels of risk management
- Recognition as Best Employer in Ohio in 2019, 2020, 2022 as voted by our employees*
- Key metrics of success reflected in consistent results

* Source: Best Companies Group

Farmers Strategic Vision

Leveraging our History with Modern Banking Technologies to Support our Future

Invest in our Franchise

- Leverage technology
- Drive efficiencies through Six Sigma operating framework
- Strive to be customer centric and provide exceptional experiences
- Assure Farmers is the best place to work
- Continued pursuit of organic and M&A opportunities

Drive Financial Excellence

- Strive for performance metrics in top quartile ranking vs. peer group
- Focus on growing noninterest income
- Proactive capital management
- Maintain financial strength
- Prudent risk management and focus on asset quality







Proven Acquisition History and Strategy

Long-term strategy of value-enhancing acquisitions

- Eight acquisitions in the past nine years
- Target franchises with similar culture, compelling reputation, and strong customer base
- Focus on businesses that support cross sell opportunities and diversify footprint into compelling banking markets
- Manageable initial tangible book value dilution
- Reasonable price with a currency mix of cash and stock



$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
07
08
09
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
Farmers National Insurance (2008)
Farmers Trust Company (2009)
Private Client Services (2012)
National Associates (2013)
National Bancshares (2015)
Tri-state 1st Banc (2015)
Bowers Insurance (2016)
Bancorp (2017)
Maple Leaf (2020)
Cortland Bancorp (2021)
Emclaire Financial (2023)
Crest Retirement (2024)
Middlefield Banc Corp. (2026)
Assets
Wealth Management Assets

- Graph in millions
- As of June 30, 2026

FARMERS NATIONAL BANC CORP.

FARMERS
NATIONAL BANC CORP.

Financial Performance

NASDAQ: FMNB

Balance Sheet Strengths

	6/30/26	12/31/25	12/31/24
Customer Deposits*	$5.8 billion	$4.3 billion	$4.2 billion
Cash Balances	$164.8 million	$92.4 million	$85.7 million
Loan-to-Deposit Ratio	81.9%	76.1%	76.6%
Allowance to Loans	1.12%	1.11%	1.10%
Total Risk-based Capital Ratio	14.8%**	15.5%	14.6%

*Excludes Brokered Time Deposits
**Estimate

Core Results

Overview

- Core EPS remains strong through challenging environments
- Robust fee businesses provide stability

Core Net Income



$65,000
$55,000
$45,000
$35,000
$25,000
$15,000
$5,000
$63,994
$61,798
$48,151
$59,045
$44,118
2022
2023
2024
2025
46203

Core Return on Assets



1.54%
1.23%
0.95%
1.14%
1.36%
2022
2023
2024
2025
46203

Core EPS



$2.00
$1.50
$1.00
$0.50
$0.00
$1.89
$1.65
$1.28
$1.57
$0.85
2022
2023
2024
2025
46203

Core items exclude the impact of acquisition related provision and other items. See Non-GAAP reconciliation in appendix.

CRE

Overview

- Well diversified portfolio
- Strong credit culture
- Independent loan review

CRE Breakdown


Construction, 8%
Owner Occupied, 31%
Multifamily, 11%
Non-owner Occupied, 50%

CRE Categories

Category		Total	% of NOO
Retail	$	276,139	25%
Office	$	133,271	12%
Warehouse/Industrial	$	113,438	10%
Medical	$	67,832	6%
Hotel	$	34,679	3%
Restaurant	$	24,740	2%
Special Purpose	$	17,496	2%
Remainder	$	456,860	41%
Total	*$*	*1,124,455*	

Loans by Industry Type


Commercial Real Estate
Residential Real Estate
Consumer
Commercial & Industrial
Agricultural
7%
11%
43%
13%
26%

Asset Quality Trends

Overview

- Early-stage delinquencies were $18.9 million, or 0.40% of total loans at June 30, 2026, compared to $16.9 million, or 0.51% of total loans at December 31, 2025
- Conservative underwriting practices
- Sound reserve levels under CECL

Annualized Net Charge-Offs to Avg. Net Loans



0.11%
0.07%
0.21%
0.19%
0.19%
2022
2023
2024
2025
46203

NPLs/Total Loans & Leases ($ in thousands)



$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2022
2023
2024
2025
46203
NPLs - LHS
NPLs / Total Loans - RHS

ACL to Total Loans



1.12%
1.08%
1.10%
1.11%
1.12%
2022
2023
2024
2025
46203

Securities Portfolio

Overview

- All of the Investment securities portfolio is categorized as available for sale
- All MBS and CMOs are U.S. government agency issued
- All municipal securities are investment grade, majority with credit enhancements
- The duration of the available for sale securities portfolio is 6.1 years at June 30, 2026
- Assuming no changes to interest rates, the unrealized loss is expected to have accretion of approximately $29.7 million, or 16.2% over the next four quarters
- Over the next three years, the unrealized loss is expected to have accretion of approximately $73.3 million, or 39.9%, assuming no changes to interest rates



CMOs, 11.7%
Corporates, 1.8%
Mortgage Backed Securities 37.2%
U.S. Government, 6.5%
Municipals, 42.8%

Deposit Trends

Overview

- We are proud to say our bank is built on core deposits
- Total customer deposits: $5.8 billion
- Noninterest-bearing stood at 23.5% of customer deposits

Customer Deposit Composition (in millions)



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$994
$3,349
$1,368
$4,463
31-Dec-25
30-Jun-26
Noninterest-bearing
Interest-bearing

Customer Deposit Composition (in millions)



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
2022
2023
2024
2025
46203
Noninterest-Bearing
Interest-Bearing Demand
Money Market
Savings
Time Deposits

Liquidity

Farmers National Banc Corp. has the following sources of liquidity at the holding company as of June 30, 2026

- **$36.6 million** of cash and equivalents
- **$10.0 million** of unsecured lines of credit with a zero balance

Farmers National Bank has the following sources of liquidity as of June 30, 2026:

- **$156.5 million** of cash and equivalents
- **$608.5 million** of additional borrowing capacity at the FHLB
- **$25.0 million** of unsecured lines of credit with a zero balance
- **$415.3 million** of available for sale securities that are not pledged
- Brokered CDs
- Securities roll-off of approximately **$93.3 million** in next 12 months

Net Interest Income and NIM Trends

Overview

- Focused on growing loans to manage net interest margin
- Managing cost of funds and deposit betas through rising rate environment

Net Interest Income (in thousands)



$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
2022
2023
2024
2025
YTD 6/30/26

Net Interest Margin



3.18%
2.91%
2.69%
2.95%
3.29%
2022
2023
2024
2025
YTD 6/30/26

Loans to Deposits



90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
2022
2023
2024
2025
46112

Noninterest Income Trends

Overview

- Robust Trust, Wealth Management and Insurance businesses
- Diverse revenue sources
- Working to increase noninterest income to total revenue

Total Noninterest Income* (in thousands)



$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
2022
2023
2024
2025
YTD 6/30/26

Noninterest Income to Total Revenue*



22.4%
22.9%
25.3%
25.0%
21.9%
2022
2023
2024
2025
YTD 6/30/26

Components of Noninterest Income* (in thousands)



$50,000
$40,000
$30,000
$20,000
$10,000
$-
2022
2023
2024
2025
YTD 6/30/26
Wealth
Mortgage Banking
Svc Chgs/Debit Fees
Other

* See Non-GAAP reconciliation in appendix.

Noninterest Expense Trends

Overview

- Overall focus on driving efficiencies
- The Company has a number of process improvement projects underway.
- Track record of prudent expense management

Noninterest Expense to Average Assets (1)



1.98%
2.07%
2.09%
2.18%
2.23%
2022
2023
2024
2025
YTD 6/30/26

Noninterest Expense (in thousands) (2)



$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
2022
2023
2024
2025
YTD 6/30/26

Efficiency Ratio (1)



49.0%
55.4%
59.2%
56.6%
54.9%
2022
2023
2024
2025
YTD 6/30/26

(1) Ratios adjusted for certain items. See Non-GAAP reconciliation in appendix.
(2) All periods adjusted for certain items. See Non-GAAP reconciliation in appendix.

Capital

Overview

- All regulatory capital ratios above *well-capitalized* threshold
- Announced 1,000,000 share repurchase program in Q1 2023
- Strong dividend payout

Total Risk Based Capital



17.79%
14.06%
14.55%
15.46%
14.83%
2022
2023
2024
2025
46203

Tier 1 Leverage Ratio



9.84%
8.02%
8.36%
8.92%
9.38%
2022
2023
2024
2025
46203

* Estimate

Appendix – Non GAAP Reconciliations

	2022	2023	2024	2025	3/31/2026
Net income	$ 60,597	$ 49,932	$ 45,949	$ 54,586	$ 39,299
Acquisition related costs/system conversion - after tax	3,290	4,396	82	2,666	4,783
Acquisition related provision - after tax	-	6,077	-	-	-
Employee severance	-	798	-	-	-
Lawsuit settlement income - after tax	(6,616)	-	-	-	-
Lawsuit settlement contingent legal expense - after tax	1,639	620	-	-	-
Charitable donation - after tax	4,740	-	-	-	-
Net loss (gain) on asset/security sales - after tax	344	(723)	2,120	1,793	36
Gain on sale of non-mortgage loans - after tax	-	698	-	-	-
Core net income	$ 63,994	$ 61,797	$ 48,151	$ 59,045	$ 44,118
Reported diluted EPS	$ 1.79	$ 1.33	$ 1.22	$ 1.45	$ 0.76
Core diluted EPS	$ 1.89	$ 1.65	$ 1.28	$ 1.57	$ 0.85
Reported return on average assets (annualized)	1.46%	0.99%	0.90%	1.06%	1.21%
Core return on average assets (annualized)	1.54%	1.23%	0.95%	1.14%	1.36%
Net interest income, reported	$ 124,166	$ 137,786	$ 128,368	$ 142,444	$ 98,699
Net interest income, tax equated	$ 127,530	$ 140,588	$ 130,848	$ 144,984	$ 100,248
Noninterest income	44,202	41,861	41,716	46,130	28,100
Legal settlement income	(8,375)	-	-	-	-
Net loss (gain) on asset/security sales	435	883	2,684	2,269	45
Gain on sale of non-mortgage loans	-	(915)	-	-	-
Adjusted noninterest income	36,262	41,829	44,400	48,399	28,145
Net interest income and noninterest income adjusted	163,792	182,417	175,248	193,383	128,393
Noninterest expense less intangible amortization	92,438	108,361	103,830	113,560	76,131
Charitable donation	6,000	-	-	-	-
Contingent legal settlement expense	2,075	785	-	-	-
Employee severance	-	1,010	-	-	-
Acquisition related/system conversion costs	4,070	5,475	92	4,048	5,677
FHLB prepayment penalties	-	-	-	-	-
Adjusted noninterest expense	80,293	101,091	103,738	109,512	70,454
Reported efficiency ratio (tax equivalent basis)	53.68%	59.24%	59.26%	59.02%	59.32%
Efficiency ratio excluding certain items	49.02%	55.42%	59.19%	56.63%	54.87%